UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2017

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza New Brunswick, New Jersey		08933
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 9, 2017, Johnson & Johnson, a New Jersey corporation (the “Company”) entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated as of September 15, 1987 (as amended, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to BNY Midwest Trust Company which succeeded Harris Trust and Savings Bank), as trustee. The Second Supplemental Indenture amends certain redemption provisions of the Indenture in respect of each series of securities to be issued under the Indenture on or after the date of the Second Supplemental Indenture, including the Notes described below.

The foregoing summary is qualified in its entirety by reference to the text of the Second Supplemental Indenture, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On November 8, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters:

(1)	$500,000,000 aggregate principal amount of 1.950% Notes due 2020;

(2)	$750,000,000 aggregate principal amount of 2.625% Notes due 2025;

(3)	$1,500,000,000 aggregate principal amount of 2.900% Notes due 2028;

(4)	$1,000,000,000 aggregate principal amount of 3.400% Notes due 2038; and

(5)	$750,000,000 aggregate principal amount of 3.500% Notes due 2048.

(collectively, the “Notes”) under the Company’s Registration Statement on Form S-3, Reg. No. 333-216285. The issuance and sale of the Notes closed on November 10, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture dated as of November 9, 2017 between Johnson & Johnson and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Company Order establishing the terms of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson

By:	/s/ Thomas J. Spellman III
Thomas J. Spellman III
Assistant General Counsel and Corporate Secretary

November 13, 2017